Exhibit 10.1

NOTE PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of September 15, 2015, among Authentidate Holding Corp., a Delaware corporation (the “Company”), and each of the purchasers identified on the signature pages hereto (each, a “Purchaser” and collectively, the “Purchasers”).

BACKGROUND

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 as promulgated by the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company certain securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1     Certain Definitions. In addition to the other terms specifically defined elsewhere in this Agreement, the following capitalized terms shall have the following respective meanings when used herein:

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control”, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Board of Directors” means the board of directors of the Company or any authorized committee of the board of directors.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which the banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close or be closed.

“Capital Stock” of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interest in (however designated) equity of such Person, but excluding any debt securities convertible into such equity.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” shall mean the common stock of Authentidate Holding Corp., par value $0.001 per share.

“Common Stock Equivalents” means any securities of the Company which entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

“Final Closing” means the last closing of the purchase and sale of the Notes and Warrants pursuant to Section 2.1.

“Final Closing Date” means with respect to the Final Closing, the Trading Day on which all of the Transaction Agreements have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Purchase Price for the Notes and Warrants to be purchased at the Final Closing and (ii) the Company’s obligations to deliver such Notes and Warrants Securities at the Final Closing, in each case, have been satisfied or waived.

“GAAP” means generally accepted accounting principles in the United States as in effect from time to time.

“Indebtedness” means, without duplication, with respect to any Person (the “subject Person”), all liabilities, obligations and indebtedness of the subject Person to any other Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, consisting of indebtedness for borrowed money or the deferred purchase price of property, excluding purchases of property, product, merchandise and services in the ordinary course of business, but including (a) all obligations and liabilities under guarantees; (b) the present value of lease payments due under synthetic leases; and (c) all obligations and liabilities under any asset securitization or sale/leaseback transaction; provided, further, however, that in no event shall the term Indebtedness include the capital stock surplus, retained earnings, minority interests in the common stock of Subsidiaries, lease obligations (other than pursuant to (b) above), reserves for deferred income taxes and investment credits, other deferred credits or reserves.

“Initial Closing” means the first closing of the purchase and sale of the Notes and Warrants pursuant to Section 2.1.

“Initial Closing Date” means with respect to the Initial Closing, the Trading Day on which all of the Transaction Agreements have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Purchase Price for the Notes and Warrants to be purchased at the Initial Closing and (ii) the Company’s obligations to deliver such Notes and Warrants at the Initial Closing, in each case, have been satisfied or waived.

“Liens” means any lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction, other than restrictions imposed by securities laws.

“Majority in Interest” shall mean the holders of fifty-one percent (51%) or more of the outstanding principal amount of all then outstanding Notes at the time of such determination.

“Notes” means the promissory notes due, subject to the terms therein, one year from their date of issuance, issued by the Company to the Purchasers hereunder, in the form of Exhibit A attached hereto.

“Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

“Purchase Price” means the aggregate amount to be paid for the Notes and Warrants purchased hereunder as specified beneath each Purchaser’s name on the signature page of this Agreement and next to the heading “Purchase Price,” in United States dollars and in immediately available funds.

“Required Approvals” means (i) filings expressly required pursuant to this Agreement, (ii) if required, application(s) to the Company’s principal Trading Market for the listing of the shares of Common Stock which may be issued pursuant to the terms of this Agreement for trading thereon in the time and manner required thereby; (iii) such filings as are required to be made under applicable federal and state securities laws; (iv) approvals or consents that have been made or obtained prior to or contemporaneously with the date of this Agreement; and (v) filings pursuant to the Exchange Act.

“Securities” means the Notes, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” means, in respect of any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

“Trading Day” means a day on which the Trading Market on which the Company’s Common Stock is listed for trading is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

“Transaction Agreements” means this Agreement, the Notes, the Warrants and any other agreement or instrument executed by a party to this Agreement or in connection with the transactions contemplated hereunder.

“Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be in the form of Exhibit B attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II

PURCHASE AND SALE OF SECURITIES

2.1     Purchase and Sale of Securities; Closings.

(a) The Company is authorized to offer and sell to the Purchasers an aggregate principal amount of a maximum of $1,000,000 of Notes and Warrants to purchase a maximum of 2,000,000 shares of Common Stock on the terms and conditions set forth herein. On the Initial Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, a minimum of $400,000 in principal amount of the Notes and Warrants to purchase 800,000 shares of Common Stock. Thereafter, but no later than October 30, 2015, the Company and Purchasers may conduct one or more interim closings (each, an “Interim Closing”) of such principal amount of Notes and number of Warrants as may be subscribed for by Purchasers, up to the maximum amount of Notes and number of Warrants authorized hereby, less that which was sold at the Initial Closing. In addition, on or before October 30, 2015 the Company and the Purchasers may conduct a Final Closing of such principal amount of Notes and number of Warrants as may be subscribed for by Purchasers, up to the maximum amount of Notes and number of Warrants authorized hereby, less that which was sold at the Initial Closing and any Interim Closings. On the date(s) of any Interim Closing and Final Closing, the Company agrees to sell, and the Purchasers, severally, and not jointly, agree to purchase such principal amount of Notes and number of Warrants as may be subscribed for by Purchasers, up to the maximum amount of Notes and number of Warrants authorized hereby, less the principal amount of Notes and corresponding number of Warrants sold at the Initial Closing and any Interim Closing. Each Note and Warrant to be issued at the Initial Closing or any Interim Closing or Final Closing shall be identical in all respects except for (i) the date of issuance, (ii) the name of the Person to whom such Note or Warrant is being issued, and (iii) the principal amount of each such Note or number of shares of Common Stock issuable upon exercise of each such Warrant.

(b) The obligations of the Purchasers to purchase Notes are several and not joint. Each Purchaser shall deliver its Purchase Price by delivering to the account of the Company, via wire transfer, immediately available funds equal to such Purchaser’s Purchase Price as set forth on the signature page hereto executed by such Purchaser. The Company shall deliver to each Purchaser its respective Note and a Warrant, as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Initial Closing or at any Interim Closing and the Final Closing, as the case may be. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, each Closing shall occur at the offices of Company’s counsel or such other location and on such Business Day as the parties shall mutually agree.

2.2     Deliveries.

(a) On or prior to each respective Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following: (i) this Agreement duly executed by the Company; (ii) a Note with a principal amount equal to such Purchaser’s Purchase Price, registered in the name of such Purchaser (such original Note may be delivered within three Trading Days following the applicable Closing Date, as the case may be); (iii) a Warrant with an exercise price per share equal to $0.30, subject to adjustment as provided therein (such original Warrant certificate may be delivered within three Trading Days following the applicable Closing Date, as the case may be) registered in the name of such Purchaser to purchase such number of shares of Common Stock as is equal to two times such Purchaser’s Purchase Price; and (iv) such other documents relating to the transactions contemplated by this Agreement as the Purchasers or their counsel may reasonably request.

(b) On or prior to each respective Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following: (i) this Agreement, duly executed by such Purchaser; (ii) the Purchaser’s Purchase Price by wire transfer of immediately available U.S. funds to the account as specified in writing by the Company; and (iii) such other documents relating to the transactions contemplated by this Agreement as the Company or its counsel may reasonably request.

2.3     Closing Conditions.

(a) Closing Conditions in Favor of the Purchasers. The obligation of each of the Purchasers to deliver the Purchase Price to the Company in connection with the Initial Closing or any Interim Closing or Final Closing, as the case may be, is subject to the satisfaction, or the waiver by such Purchaser, on or prior to such payment, of each of the following conditions:

(i) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date hereof and as of the applicable Closing as though made on and as of such date (provided that representations and warranties which are confined to a specified date shall speak only as of such date).

(ii) Performance. The Company shall have performed, satisfied and complied with, in all material respects, all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the applicable Closing, including the making of the deliveries required by Section 2.2(a).

(iii) Required Approvals. The Company shall have received all Required Approvals for the applicable Closing.

(b) Closing Conditions in Favor of the Company. The entering into of this Agreement by the Company with each of the Purchasers, and the acceptance by the Company of such Purchaser’s Purchase Price, is subject to the satisfaction, or the waiver by the Company, at or prior to the applicable Closing, of each of the following conditions:

(i) Representations and Warranties. The representations and warranties of such Purchaser contained herein shall be true and correct in all material respects as of the date hereof and as of the applicable Closing as though made on and as of such date.

(ii) Performance. Such Purchaser shall have performed, satisfied and complied with, in all material respects, all other covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by him, her or it at or prior to the applicable Closing, including the making of the deliveries required by Section 2.2(b).

(iii) Required Approvals. The Company shall have received all Required Approvals for the applicable Closing.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1     Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers as follows:

(a) Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by the Company makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have, or reasonably be expected to result in, a Material Adverse Effect (defined below). For purposes of this Agreement, “Material Adverse Effect” means (i) a material adverse effect on the results of operations, assets, business or financial condition of the Company and its Subsidiaries, taken as a whole on a consolidated basis, or (ii) material and adverse impairment of the Company’s ability to perform its obligations under this Agreement, provided that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect: (A) a change in the market price or trading volume of the shares of Common Stock of the Company or (B) changes in general economic conditions or changes affecting the industry in which the Company operates generally (as opposed to Company-specific changes) so long as such changes do not have a disproportionate effect on the Company and its Subsidiaries, taken as a whole.

(b) Authorization; Enforcement. The Company has the requisite corporate authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the certificates representing the Notes and Warrants have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes, and the certificates representing the Notes and Warrants, when executed and delivered in accordance with the terms hereof, will constitute, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally; (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) Required Approvals; No Conflicts. Subject to the Required Approvals, the execution and delivery by the Company of this Agreement and the certificates representing the Notes and Warrants, and the performance by the Company of its obligations hereunder and thereunder, do not and will not (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default under (or an event that, with notice or lapse of time or both, would become a default under), or give to others any rights of termination, amendment, acceleration or cancellation under (with or without notice, lapse of time or both), any agreement, credit facility, debt or other instrument evidencing a debt of the Company or other understanding to which the Company is a party, or by which any of its properties or assets is bound, except to the extent that such conflict or default or termination, amendment, acceleration or cancellation right would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject, or by which any of its properties or assets is bound, except to the extent that such violation would not reasonably be expected to have a Material Adverse Effect. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Agreements, other than: (i) the filings required pursuant to Section 4.1 of this Agreement and (ii) the Required Approvals.

(d) Due Issuance. The Notes and the Warrants are duly authorized and, when issued and paid for in accordance with the applicable Transaction Agreements, the Notes and the Warrants will constitute legal, valid and binding obligations of the Company. The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Agreements.

(e) Property. The Company does not own any real property. The Company and its subsidiaries have good and marketable title to all properties and assets described in the SEC Reports as owned by it, in each case free and clear of all Liens, except such as (i) are described in the SEC Reports or (ii) do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

(f) Capitalization. The capitalization of the Company is as set forth in the Company’s SEC Reports and as set forth in this paragraph. The Company has not issued any capital stock since its most recently filed report under the Exchange Act, other than (i) pursuant to the exercise of stock options or vesting of restricted stock units granted under the Company’s equity compensation plans, (ii) the issuance of shares of Common Stock or restricted stock units to employees, directors or other eligible persons pursuant to the Company’s equity compensation plans, (iii) pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date hereof, and pursuant to the terms and conditions for the payment of dividends pursuant to the Certificate of Designations, Preferences and Rights and Number of Shares of Series D Convertible Preferred Stock. Except as disclosed in the SEC Reports or as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock or Common Stock Equivalents, or binding written contracts by which the Company or any Subsidiary is bound to issue additional shares of Common Stock or Common Stock Equivalents other than (x) such equity and/or debt securities of the Company as may be issued in a transaction with the holder of a promissory note in the aggregate principal amount of $950,000 and (y) a maximum of 900,000 common stock purchase warrants issuable to a consultant pursuant to a services agreement. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.

(g) SEC Reports; Financial Statements. The Company has filed all SEC Reports required to be filed by it under the Exchange Act for the two years preceding the date hereof (the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports filed for the two years preceding the date hereof have complied in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder, and none of such SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company, together with the related schedules and the notes thereto, included or incorporated by reference in the SEC Reports comply in all material respects with applicable accounting requirements and the applicable requirements of the Securities Act and Exchange Act as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(h) Material Liabilities and Indebtedness. Since the date of the latest financial statements included in the SEC Reports, other than a dispute with a vendor concerning certain claims relating to inventory items as described in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2015, and except as disclosed in the SEC Reports: (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or would reasonably be expected to result in a Material Adverse Effect; (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission; (iii) the Company has not altered its method of accounting or the identity of its auditors; and (iv) other than with respect to the Company’s outstanding shares of Series B Convertible Preferred Stock and Series D Convertible Preferred Stock, the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock.

(i) Litigation. Except as described in the Company’s SEC Reports, there is no pending action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto. Except as contemplated in Section 3.1(h) of this Agreement or as disclosed in the SEC Reports, there is no pending action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would reasonably be expected to have a Material Adverse Effect.

(j) No Defaults. Except as disclosed in the Company’s SEC Reports, the Company and its Subsidiaries are not, nor have they received notice that they would be with the passage of time, giving of notice, or both, in breach or violation of any of the terms and provisions of, or in default under (a) their charters and bylaws, (b) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over them, or any of their material assets or properties, or (c) any material agreement or instrument to which they are a party or by which they are bound or to which any of their assets or properties are subject, except, in the case of clauses (b) and (c) only, for such conflicts, breaches or violations as have not and are not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect.

(k) Sarbanes-Oxley Compliance. The Company is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002, as amended, applicable to it, and the applicable rules and regulations promulgated thereunder by all government and regulatory authorities and agencies. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto. The Company has established and maintains and evaluates “disclosure controls and procedures”

(as such term is defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act). The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures and the Company presented in its Form 10-Q for the fiscal quarter ended March 31, 2015, the conclusions of the Company’s certifying officers about the effectiveness of such disclosure controls and procedures.

(l) Intellectual Property. Except as disclosed in the SEC Reports, each of the Company and its Subsidiaries owns or has the valid right to use all Intellectual Property (as defined below) necessary for the conduct of the businesses of the Company and its Subsidiaries in the manner described in the SEC Reports as now conducted or proposed to be conducted. Except as disclosed in the SEC Reports: (i) to the knowledge of the Company, no third party has infringed, misappropriated, diluted or otherwise violated in any material respect any Intellectual Property rights of the Company or any of its Subsidiaries, and no claims for any of the foregoing have been brought against any third party by the Company or any of its Subsidiaries; (ii) the Intellectual Property owned by the Company or its Subsidiaries and, to the knowledge of the Company, the Intellectual Property licensed to the Company or its Subsidiaries have not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding, investigation or claim challenging the validity, enforceability, scope, issuance/registration, use or ownership of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iii) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company or any of its Subsidiaries infringes, misappropriates, dilutes or otherwise violates any Intellectual Property of others, which could have or would reasonably be expected to have a Material Adverse Effect; and (iv) each of the Company and its Subsidiaries has taken reasonable steps to maintain and protect all Intellectual Property that is material to the conduct of its business, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The term “Intellectual Property” as used herein means all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade dress, domain names, copyrights, licenses, inventions, trade secrets, technology, software, systems, know-how and other intellectual property and proprietary rights.

(m) Private Placement. Assuming the accuracy of the Purchasers’ investment representations set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

(n) General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(o) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged.

(p) Tax Status. The Company has filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and other than for amounts that the Company is contesting in good faith, the Company (i) has paid all taxes due thereon and (ii) does not have any knowledge of any tax deficiencies that could, in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as may be contemplated by the immediately preceding sentence, the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company for which there is not an adequate reserve reflected in the Company’s financial statements included or incorporated by reference in the SEC Reports.

The Purchaser acknowledges and agrees that the Company does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those representations and warranties specifically set forth in this Agreement.

3.2    Representations, Warranties and Acknowledgements of the Purchasers. Each Purchaser, severally and not jointly, represents and warrants with respect to only itself, as of the date hereof and each applicable Closing Date, as the case may be, that:

(a) Organization; Authority. Each Purchaser certifies that it is resident in the jurisdiction set out on the applicable signature page of this Agreement. Such address was not created and is not used solely for the purpose of acquiring the Notes and Warrants and each Purchaser was solicited to purchase in such jurisdiction. The Purchaser is either a natural person or an entity, and in the case of an entity, (i) such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite corporate, partnership or other power and authority to enter into this Agreement, to subscribe for and purchase the Notes and Warrants as contemplated herein and to carry out its obligations hereunder, and (ii) the execution and delivery of, and performance under, this Agreement and the other Transaction Agreements have been duly authorized by all necessary corporate, partnership or other action on the part of such Purchaser. The Purchaser is duly authorized to execute, deliver and perform this Agreement, the other Transaction Agreements and all other necessary documentation. In the case of all Purchasers, whether or not a natural person, this Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes a legal, valid and binding obligation of each such Purchaser, enforceable against him, her or it in accordance with its terms, except as may be limited by (A) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (B) the effect of rules of law governing the availability of specific performance and other equitable remedies, and (C) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No Conflicts. The execution, delivery and performance by the Purchaser of this Agreement and each of the Transaction Agreements to which it is a party, and the consummation by the Purchaser of the transactions contemplated by this Agreement and each such Transaction Agreement, do not and will not (i) conflict with or violate any provision of the Purchaser’s certificate of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected.

(c) No General Solicitation. The purchase of the Notes and Warrants by each Purchaser has not been made through or as a result of, and the distribution of the Notes and Warrants is not being accompanied by any advertisement, including without limitation in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation.

(d) Restricted Securities. Each Purchaser understands that the Notes and Warrants will be characterized as “restricted securities” under U.S. federal securities laws inasmuch as, if issued, they will be acquired from the Company in a transaction not involving a public offering and that, under U.S. federal securities laws and applicable regulations, the Notes and Warrants may be resold without registration under the Securities Act only in certain limited circumstances. Such Purchaser acknowledges that all certificates representing any of the Securities will bear a restrictive legend in a form as set forth on the form of Note or Warrant annexed hereto and as set forth in Section 4.3 of this Agreement. Such Purchaser understands that except as provided in the Transaction Agreements: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, must be held indefinitely and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Purchaser shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Purchaser provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Further, the Company may place a stop transfer order on its transfer books against the Warrant Shares if such is required in the reasonable opinion of counsel to the Company pursuant to applicable securities laws. Subject to the restrictions in the Warrant, such stop order will be removed, and further transfer of such shares of Common Stock will be permitted, upon an effective registration of the Warrant Shares or the receipt by the Company of an opinion of counsel satisfactory to the Company that such further transfer may be effected pursuant to an applicable exemption from registration.

(e) Own Account. Such Purchaser understands that the Securities have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(f) Reliance on Representations. Such Purchaser understands that the Notes and Warrants are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein and in the applicable schedules and exhibits in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Notes and Warrants The Purchaser undertakes to immediately notify the Company of any change in any statement or other information relating to the Purchaser set forth in such applicable schedules and exhibits which takes place prior to the applicable Closing time. No Person has made any written or oral representations to the Purchaser that (i) any Person will resell or repurchase the Notes or Warrants, (ii) that any Person will refund all or any part of the Purchase Price, or (iii) as to the future price or value of the shares of Common Stock of the Company.

(g) Purchaser Status. On the date such Purchaser was offered the Notes and Warrants and on the date hereof and on each date on which it exercises any Warrants, such Purchaser is and will be either an “accredited investor” as defined in Rule 501(a) promulgated under Regulation D of the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. Neither the Purchaser nor any director, executive officer, other member or officer of the Purchaser participating in the transactions contemplated by this Agreement, any beneficial owner of 20% of more of the Purchaser’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Purchaser in any capacity at the time of sale (each a “Purchaser Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (3) (provided that the foregoing exception shall not be available hereunder with respect to Rule 506(d)(2)(iv) for any Disqualification Event of which the Company did not know as a result of the Purchaser’s failure to disclose such Disqualification Event to the Company as otherwise required by this Section 3.2). Such Purchaser has exercised reasonable care to determine (i) the identity of each person that is a Purchaser Covered Person and (ii) whether any Purchaser Covered Person is subject to a Disqualification Event.

(h) Experience of Purchaser. There are risks associated with the purchase of and investment in the Notes and Warrants and the Purchaser, either alone or together with his, her or its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of entering into this Agreement and making his, her or its Purchase Price and the merits and risks of the prospective investment in the Notes and Warrants and such Purchaser has so evaluated such merits and risks. Such Purchaser understands that he, she or it must bear the economic risk of an investment in the Notes and Warrants indefinitely and is able to bear such risk and to afford a complete loss of such investment.

(i) Access to Information. Such Purchaser acknowledges that he, she or it has had the opportunity to review the SEC Reports and has reviewed such SEC Reports as it has, in its discretion, chosen and has been afforded (i) the opportunity to ask such questions as he, she or it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of this Agreement and the merits and risks of the prospective investment in the Notes and Warrants, (ii) access to information about the Company and its Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable him, her or it to evaluate the terms and conditions of this Agreement and the merits and risks of the prospective investment in the Notes and Warrants and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed decision. Such Purchaser and its advisors, if any, in acquiring the Notes and Warrants, have relied solely on their independent investigation of the Company and have been afforded the opportunity to ask questions of the Company. Such Purchaser understands that its investment in the Notes and Warrants involves a high degree of risk. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Notes and Warrants. Purchaser participated in the drafting and negotiation of, has carefully read and is familiar with this Agreement. Purchaser acknowledges that he has received no representations or warranties from the Company, its affiliates, employees, agents or attorneys in making his decision to enter into this Agreement, other than as set forth herein.

(j) Certain Information. The Purchaser acknowledges that the fact of this transaction, and certain other material financial and business matters that have not been publically disclosed, constitute material non-public information of the Company. Any use of this information by you, or any other person to whom you have communicated such information, for any purpose other than your consideration of an investment in the Company, may be a criminal offense and subject you to criminal and civil liability.

(k) No Governmental Review. Each Purchaser understands that no United States federal or state agency, or any other government or governmental agency has reviewed or passed on or made, or will pass on or make, any recommendation or endorsement of the Notes and Warrants or the fairness or suitability of the prospective investment in the Notes and Warrants

(l) No Legal, Tax or Investment Advice. Each Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to him, her or it in connection with this Agreement and the transactions contemplated herein, including the prospective investment in the Notes, constitutes legal, tax or investment advice. Each Purchaser has consulted such legal, tax and investment advisors as he, she or it, in his, her or its sole discretion, has deemed necessary or appropriate in the circumstances. The Purchaser is not relying on the Company or its counsel in this regard.

The Company acknowledges and agrees that the Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV

OTHER AGREEMENTS

4.1    Securities Laws Disclosure; Publicity. The Company shall, by 5:30 p.m. (New York City time) on the fourth Trading Day immediately following the date hereof, file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and including the form of this Agreement as an exhibit thereto. The Company and the Purchasers shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor the Purchasers shall issue any such press release without the prior consent of the Company, with respect to any press release of any of the Purchasers, or without the prior consent of the Purchasers holding a majority of the Notes, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

4.2    Use of Proceeds. The Company shall use the net proceeds from the sale of the Notes and Warrants hereunder for general business and working capital purposes.

4.3    Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement. The Purchasers agree to the imprinting, so long as is required by this Section 4.3, of a legend on any of the Securities substantially in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF

ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

4.4    Certain Transactions and Confidentiality. Each Purchaser covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including short sales, as defined in Rule 200 of Regulation SHO under the Exchange Act (“Short Sales”), of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to Section 4.1. Each Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, such Purchaser will maintain the confidentiality of the existence and terms of this transaction. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that unless a Purchaser possesses material, non-public information with respect to the Company, has entered into a confidentiality agreement with the Company, or otherwise is restricted in its trading activities with respect to the Company’s Securities, (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced; (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced; and (iii) no Purchaser shall have any duty of confidentiality to the Company or its Subsidiaries relating to this Agreement after the initial disclosure of the transactions contemplated by this Agreement.

4.5    Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

ARTICLE V

GENERAL

5.1    Termination. If the Initial Closing has not been consummated on or before September 30, 2015, this Agreement may be terminated (a) by any Purchaser (except where any such Purchaser is in breach of this Agreement or has failed to perform or satisfy any closing condition applicable to it), as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, or (b) by the Company (except for any breach by it or failure to perform or satisfy any closing condition applicable to it), by written notice to the other parties; provided, however, that such termination will not affect the right of any non-breaching party to sue or seek specific performance for any breach by any other party (or parties).

5.2    Confidentiality. Each Purchaser acknowledges that due to certain of the covenants contained herein or in the other Transaction Agreements, from time to time the Purchasers may come into possession of confidential information of the Company, including material, non-public information relating to the Company. The Purchasers hereby agree that (i) they shall keep all such information strictly confidential, applying, at a minimum, the same degree of care as it does to protect its own confidential information of a similar nature; (ii) shall only use such information in connection with the transactions contemplated by this Agreement; and (iii) shall not disclose any of such information other than: (a) to the Purchaser’s employees, representatives, directors, attorneys, auditors, or Affiliates who are advised of the confidential nature of such information (so long as any of the foregoing persons agree to be bound by the provisions of this Section), (b) to the extent such information presently is or hereafter becomes available on a non-confidential basis from any source of such information that is in the public domain at the time of disclosure, (c) to the extent disclosure is required by law (including applicable securities law), regulation, subpoena or judicial order or any administrative body or commission to whose jurisdiction the Purchasers are subject (provided that notice of such requirement or order shall be promptly furnished to the Company in advance of such disclosure), (d) to assignees or participants or prospective assignees or participants who agree to be bound by the provisions of this Section, or (e) with the Company’s prior written consent. The Purchasers agree to be responsible for any breach of this agreement by any of the persons identified in Section 5.2(iii). The Purchasers are aware that, under certain circumstances, the United States securities laws may prohibit a Person who has received material, non-public information from an issuer from purchasing or selling securities of such issuer or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such other Person is likely to purchase or sell such securities.

5.3    Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.4    Amendments; Waivers. No provision of this Agreement may be amended or waived except in a written instrument signed, (i) in the case of an amendment, by the Company and Purchasers representing a Majority in Interest, or (ii) in the case of a waiver, by the party against whom enforcement of any such waiver is sought; provided that, in the case of waiver by or on behalf of all of the Purchasers, such written instrument shall be signed by Purchasers representing a Majority in Interest; and provided, further that that any amendment that would (i) reduce the principal amount of any Note, (ii) reduce the percentage in aggregate principal amount of Notes outstanding necessary to modify or amend the Notes; or (iii) modify this Section 5.4 shall, in each case, require the approval of each Purchaser to which such amendment shall apply. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address referred to in this Section 5.5 prior to 5:00 p.m. (Eastern time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address referred to in this Section 5.5 on a day that is not a Business Day or later than 5:00 p.m. (Eastern time) on any Business Day, (c) the Business Day following the date of deposit with a nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and e-mail addresses for such notices and communications are those set forth on the signature pages hereof, or such other address, facsimile number or e-mail address as may be designated in writing hereafter, in the same manner, by the relevant party hereto.

5.6    Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7    Entire Agreement. This Agreement, together with the Notes and Warrants contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such agreements and exhibits. At or after each applicable Closing, and without further consideration, the parties hereto will make, do and execute and deliver, or cause to be made, done and executed and delivered, such further acts, deeds, assurances, documents and things as may be reasonably requested by any of the other parties hereto in order to give practical effect to the intention of the parties hereunder.

5.8    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchasers representing a Majority in Interest (other than by merger, consolidation or sale of all or substantially all of the Company’s assets). A Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Notes, provided that such transferee agrees in writing to be bound, with respect to the transferred Notes, by the provisions of this Agreement that apply to the “Purchasers.”

5.9    No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person or entity.

5.10    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.11    Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.12    Execution. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or e-mail transmission), all of which when taken together shall be considered one and the same agreement. In the event that any signature is delivered by facsimile transmission or e-mail attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or e-mail-attached signature page were an original thereof.

5.13    Survival; Severability. All covenants and other agreements set forth in this Agreement shall survive the applicable Closing for the respective periods set forth therein and if no such period is specified until the maturity date of the Notes. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.14    Interpretation. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto. In addition, each and every reference to share prices and shares of capital stock in this Agreement shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement. The word “including”, whenever used in this Agreement, shall be deemed to be followed by the phrase “without limitation”.

5.15    Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.16    Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Agreement. Nothing contained herein or in any other Transaction Agreement, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Agreements. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Agreements, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Agreements.

5.17    Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

AUTHENTIDATE HOLDING CORP.	Address for Notice: Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922 Attn: President Fax:

By:
Name: Ian C. Bonnet Title: Chief Executive Officer and President

With a copy to (which shall not constitute notice):

Becker & Poliakoff, LLP 45 Broadway, 8th Floor New York, NY 10006 Attn: Michael A. Goldstein Fax: 212-557-0295

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Note Purchase Agreement to be duly executed by its authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

EIN Number:

Address for Notices to Purchaser:

Address for Delivery of Notes for Purchaser (if not same as address for notices):

Purchase Price: $

Securities Purchased, comprised of:

Principal Amount of Notes:

No. of Warrants:

EXHIBIT A

FORM OF NOTE

EXHIBIT B

FORM OF WARRANT